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                                                                    Exhibit 10.1


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

      THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 3, 1999 ("THIS AMENDMENT"), among the following: (i) NCS HEALTHCARE, INC., a Delaware corporation (herein, together with its successors and assigns, the "BORROWER");
(ii) the Lenders party hereto; (iii) NBD BANK and NATIONAL CITY BANK, as Lenders and as Co-Agents; and (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Letter of Credit Issuer, and as the Administrative Agent under the Credit Agreement:

      PRELIMINARY STATEMENTS:

      (1) The Borrower, the Lenders named therein, the Swing Line Lender and the Administrative Agent entered into the Credit Agreement, dated as of June 1, 1998, as amended by Amendment No. 1 thereto, dated as of July 13, 1998 (as so amended and in effect immediately prior to the effective date of this Amendment, the "CREDIT AGREEMENT"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

      (2) The Borrower, the Lenders party hereto and the Administrative Agent desire to change one of the financial covenants contained in the Credit Agreement, all as more fully set forth below.

      NOW, THEREFORE, the parties hereby agree as follows:

      10 AMENDMENT. Section 9.7 of the Credit Agreement is amended to read in its entirety as follows:

           9.7. TOTAL SENIOR INDEBTEDNESS/CAPITAL RATIO. The Borrower will not at any time permit the ratio, expressed as a percentage, of (i) the amount of Total Senior Indebtedness at such time to (ii) the sum of the amount of Total Indebtedness at such time, PLUS its Consolidated Net Worth as of the end of the most recently completed fiscal quarter, to exceed (x) 38.00% as of the end of the fiscal quarters ended March 31, 1999 and June 30, 1999, or (y) 35.00% as of the end of the fiscal quarter ended September 30, 1999 or any subsequent fiscal quarter.

      20 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows: (a) this Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms; (b) the representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made; (c) no condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default; (d) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and
(e) without limitation of the foregoing, each Subsidiary of the
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Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

      30 RATIFICATIONS. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

      40 BINDING EFFECT. This Amendment shall become effective on a date (the "EFFECTIVE DATE"), on or before March 19, 1999, if the following conditions shall have been satisfied on and as of such date:

           (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

           (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

           (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

           (d) the Borrower shall have paid to the Administrative Agent, in immediately available funds, for distribution to the Lenders who have executed this Amendment, in proportion to their General Revolving Commitments, a nonrefundable amendment fee in the amount previously agreed between the Borrower and the Administrative Agent and communicated to the Lenders;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and advise them of the Effective Date.

      50 MISCELLANEOUS. 5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

      5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

      5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof,

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and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

      5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

      5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

      5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

      5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

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      IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

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NCS HEALTHCARE, INC.                     KEYBANK NATIONAL ASSOCIATION,
                                            INDIVIDUALLY AS A LENDER, THE SWING
                                            LINE LENDER, THE LETTER OF CREDIT
BY:  /S/ GERALD A. STETHEM                  ISSUER, AND AS ADMINISTRATIVE AGENT
         CHIEF FINANCIAL OFFICER

                                         BY:  /S/ THOMAS J. PURCELL
                                                  VICE PRESIDENT
---------------------------------------- --------------------------------------
NBD BANK,                                NATIONAL CITY BANK,
      AS A LENDER AND AS CO-AGENT           AS A LENDER AND AS CO-AGENT

BY:  /S/ STEVEN GEROW                    BY:  /S/ CHRIS THORNTON
         FIRST VICE PRESIDENT                     VICE PRESIDENT
---------------------------------------- --------------------------------------
BANK ONE, NA                             FIRST UNION NATIONAL BANK

BY:  /S/ JAN PETRIK                      BY:  /S/ ANN M. DODD
         VICE PRESIDENT                           VICE PRESIDENT
---------------------------------------- --------------------------------------
COMERICA BANK                            MELLON BANK, N. A.

BY:  /S/ CRAIG DURNO                     BY:  /S/ COLLEEN MCCULLUM
         VICE PRESIDENT                           VICE PRESIDENT
---------------------------------------- --------------------------------------
HARRIS TRUST AND SAVINGS BANK            STAR BANK, N. A.

BY:  /S/ STANLEY C. ROSENDAHL            BY:  /S/ W. GREGORY SCHMID
         VICE PRESIDENT                           VICE PRESIDENT
---------------------------------------- --------------------------------------
AMSOUTH BANK                             BANK HAPOALIM B. M.,
                                            CHICAGO BRANCH

BY:  /S/ DAVID C. STYLES                 BY:  /S/ MICHAEL J. BYRNE
         VICE PRESIDENT                           VICE PRESIDENT

                                         AND: /S/ THOMAS J. HEPPERLE
                                                  TITLE:
---------------------------------------- --------------------------------------

                                       4
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                           ACKNOWLEDGMENT AND CONSENT

      For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 2 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

      Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders, the Administrative Agent, the Collateral Agent and any Hedge Creditor (as defined in the Subsidiary Guaranty) which may be a third party beneficiary of the Subsidiary Guaranty or the Pledge Agreement, in its capacity as such third party beneficiary under any Credit Document, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

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NCS HEALTHCARE OF      NCS SERVICES, INC.        NCS HEALTHCARE OF
OKLAHOMA, INC.         NCS HEALTHCARE OF IOWA,   MASSACHUSETTS, INC.
THRIFTY MEDICAL        INC.                      NCS HEALTHCARE OF
SUPPLY, INC.           NCS HEALTHCARE OF         ARIZONA, INC.
NCS HEALTHCARE OF      MODESTO, INC.             NCS HEALTHCARE OF
RHODE ISLAND, INC.     NCS QUALITY CARE          MONTANA, INC.
NCS HEALTHCARE OF      PHARMACY, INC.            NCS HEALTHCARE OF
KANSAS, INC.           NCS HEALTHCARE OF         MISSOURI, INC.
NCS HEALTHCARE OF      KENTUCKY, INC.            NCS HEALTHCARE OF
SOUTH CAROLINA, INC.   KINETIC SERVICES, INC.    NORTH CAROLINA, INC.
NCS HEALTHCARE OF      NCS DAVEN DRUG, INC.      OPTIMAL ACQUISITION
OREGON, INC.           JK MEDICAL SERVICES, INC. CO., INC.
NCS HEALTHCARE OF      NCS HEALTHCARE OF         NCS HEALTHCARE OF
MARYLAND, INC.         VERMONT, INC.             NEW YORK, INC.
NCS HEALTHCARE OF      NCS HEALTHCARE OF         PHARMASOURCE
ARKANSAS, INC.         BEACHWOOD, INC.           HEALTHCARE, INC.
NCS HEALTHCARE OF      HLF ADULT HOME PHARMACY   NCS HEALTHCARE OF
CALIFORNIA, INC.       CORP.                     TEXAS, INC.
RESCOT SYSTEMS GROUP,  NCS HEALTHCARE OF OHIO,   NCS HEALTHCARE OF
INC.                   INC.                      TENNESSEE, INC.
UNI-CARE HEALTH        NCS HEALTHCARE OF         NCS HEALTHCARE OF
SERVICES, INC.         MICHIGAN, INC.            MINNESOTA, INC.
UNI-CARE HEALTH        NCS HEALTHCARE OF         NCS HEALTHCARE OF
SERVICES OF MAINE,     INDIANA, INC.             WISCONSIN, INC.
INC.                   NCS HEALTHCARE OF         NCS HEALTHCARE OF
ADVANCED RX SERVICES,  ILLINOIS, INC.            NEBRASKA, INC.
INC.                   NCS UNLIMITED, INC.       NCS HEALTHCARE OF
NCS HEALTHCARE OF      NCS HEALTHCARE OF         NEW MEXICO, INC.
FLORIDA, INC.          PENNSYLVANIA, INC.        BEACHWOOD HEALTHCARE
NCS HEALTHCARE OF      CHESHIRE LONG TERM CARE   MANAGEMENT, INC.
WASHINGTON, INC.       PHARMACY, INC.
MANAGEMENT & NETWORK
SERVICES, INC.

--------------------------------------------------------------------------------

                  BY: /S/ MICHAEL J. MASCALI
                           MICHAEL J. MASCALI, VICE PRESIDENT,
                           ON BEHALF OF EACH OF
                           THE ABOVE CORPORATIONS


KERN ACQUISITION CORP.

BY: /S/ KEVIN B. SHAW
        KEVIN B. SHAW, PRESIDENT

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                              NCS HEALTHCARE, INC.
                                   AS BORROWER


                            THE LENDERS NAMED HEREIN
                                   AS LENDERS


                                    NBD BANK
                               NATIONAL CITY BANK
                                  AS CO-AGENTS

                                       AND

                                 [KEYBANK LOGO]

                          KEYBANK NATIONAL ASSOCIATION
                                  AS A LENDER,
               THE SWING LINE LENDER, THE LETTER OF CREDIT ISSUER
                           AND AS ADMINISTRATIVE AGENT


                              ---------------------

                                 AMENDMENT NO. 2
                                   DATED AS OF
                                  MARCH 3, 1999
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                  JUNE 1, 1998

                              ---------------------


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